SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 23, 2003

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                             SIGA Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-23047

            Delaware                                        13-3864870
(State or other Jurisdiction of                  (I.R.S. Employer Identification
 Incorporation or Organization)                              Number)

                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 672-9100
              (Registrant's telephone number, including area code)
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ITEM 2. Acquisition of Assets

      On May 23, 2003 (the "Effective Date"), SIGA Technologies, Inc., a Delaware corporation ("SIGA"), acquired substantially all of the assets of Plexus Vaccine Inc., a California corporation ("Plexus"), in accordance with the terms of an asset purchase agreement dated as of May 14, 2003 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, SIGA acquired certain tangible and intangible assets of Plexus, including, without limitation, computer hardware and software, contracts, leases, licenses, intellectual property and all of the issued and outstanding capital stock of Plexus's wholly-owned Danish subsidiary (the "Acquired Assets").

      Pursuant to the Asset Purchase Agreement, SIGA purchased the Acquired Assets in exchange for its issuance to Plexus of 1,950,000 shares of common stock, par value $.0001 per share, of SIGA ("SIGA Common Stock"), and its assumption of certain liabilities of Plexus. SIGA has agreed to register the shares of SIGA Common Stock issued to Plexus under the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the terms of a registration rights agreement, dated as of the Effective Date, between SIGA and Plexus. The consideration for the Acquired Assets was determined as a result of arm's length negotiations between each of SIGA and Plexus.

      Pursuant to the Asset Purchase Agreement, SIGA issued (i) options to purchase shares of SIGA Common Stock at an exercise price of $1.69 per share to certain holders of options to purchase shares of common stock, no par value, of Plexus ("Plexus Common Stock"), and (ii) warrants to purchase shares of SIGA Common Stock at an exercise price of $1.69 per share to certain holders of warrants or options to purchase shares of Plexus Common Stock. SIGA has agreed to register the shares underlying these warrants under the Securities Act in accordance with the terms of registration rights agreements, dated as of the Effective Date, between SIGA and each of the holders of these warrants.

      On the Effective Date, Susan K. Burgess, Ph.D., the chief executive officer and a shareholder of Plexus, became the president of SIGA pursuant to an employment agreement dated as of the Effective Date between SIGA and Dr. Burgess (the "Employment Agreement"). In accordance with the terms of the Employment Agreement, Dr. Burgess shall serve in such capacity for the period beginning on the Effective Date and ending on December 31, 2005 (or upon earlier termination pursuant to the terms of the Employment Agreement).

      In accordance with the terms of the Asset Purchase Agreement, on the Effective Date, SIGA's board of directors was reconstituted to include five members who were directors of SIGA and the three members who were directors of Plexus, immediately prior to the Effective Date, and one member to be mutually agreed upon by SIGA and Plexus. In order to accommodate for such reconstitution of SIGA's board of directors, Gabriel M. Cerrone resigned from his position as a director of SIGA, effective as of the Effective Date.

      The description of the acquisition set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. The financial statements required to be included in this current report on Form 8-K shall be filed by amendment as soon as practicable, but in any event not later than 60 days after the date that this current report on Form 8-K is filed.

(b) Pro Forma Financial Information. The financial statements required to be included in this current report on Form 8-K shall be filed by amendment as soon as practicable, but in any event not later than 60 days after the date that this current report on Form 8-K is filed.

(c) Exhibits.

      Exhibit
      Number      Description
      -------     -----------

      2(a) Asset Purchase Agreement, dated as of May 14, 2003, between SIGA Technologies, Inc. and Plexus Vaccine Inc.

      4(f) Registration Rights Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and Plexus Vaccine Inc.

      4(g) Form of Option Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

      4(h) Form of Warrant, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

      4(i) Form of Registration Rights Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

      4(j) Form of Option Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain individuals appointed to serve on the board of directors of SIGA Technologies, Inc.

      10(eee) Employment Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and Susan K. Burgess, Ph.D.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SIGA TECHNOLOGIES, INC.


                                        By: /s/ Thomas N. Konatich
                                            ------------------------------------
                                                Thomas N. Konatich
                                                Acting Chief Executive Officer
                                                and Chief Financial Officer

Date: June 9, 2003


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

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

2(a) Asset Purchase Agreement, dated as of May 14, 2003, between SIGA Technologies, Inc. and Plexus Vaccine Inc.

4(f) Registration Rights Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and Plexus Vaccine Inc.

4(g) Form of Option Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

4(h) Form of Warrant, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

4(i) Form of Registration Rights Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain holders of derivative securities of Plexus Vaccine Inc.

4(j) Form of Option Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and certain individuals appointed to serve on the board of directors of SIGA Technologies, Inc.

10(eee) Employment Agreement, dated as of May 23, 2003, between SIGA Technologies, Inc. and Susan K. Burgess, Ph.D.